UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4915

DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Nathan I. Partain	Lawrence R. Hamilton
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 368-5510

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

DNP Select Income Fund Inc.
Semi-Annual Report June 30, 2010

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2008, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has not distributed more than its income and capital gains in the current year; however, a portion of your distribution for the full year may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. In early 2011, the Fund will send you a Form 1099-DIV for the calendar year 2010 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

August 12, 2010

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2010. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or an 8.70% common stock distribution yield based on the June 30, 2010, closing price of $8.97 per share. That yield compares favorably with the yields of 4.58% on the Dow Jones Utility Index and 4.53% on the S&P Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meeting” for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of -1.05% for the quarter ended June 30, 2010, which exceeded the -1.56% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index—a stock-only index—had a total return of -3.74%.

     During the second quarter, investors became somewhat risk averse due to doubts that the domestic economic recovery would be self-sustaining as government stimulus is phased out. Continued high unemployment, the weak housing market, and international sovereign debt crises also weighed heavily on most sectors of the stock market. However, the utility industry sectors lived up to their defensive reputation during this period, as the broad stock market, as measured by the S&P 500 Index, experienced a double digit negative total return. Your Fund’s holdings of approximately 30% of its portfolio in fixed income securities also helped stabilize returns.

     On a longer-term basis, as of June 30, 2010, your Fund had a five-year cumulative total return of 18.82%, which exceeded the 16.87% return of the composite of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P Utilities Index had a total return during that period of 8.07%. It is important to note that the composite index includes no fees or expenses.

     The table below compares the performance of your Fund to various market benchmarks. The composite and index returns do not include any fees or expenses.

	Cumulative Total Return*

	DNP Select Income Fund Inc.
For the period indicated through June 30, 2010			Composite Index	S&P Utilities Index	Barclays Capital U.S. Utility Bond Index
	Market	NAV

One year	23.2%	16.7%	8.3%	5.7%	15.1%
Five years	18.8%	16.5%	16.9%	8.1%	36.4%

*	Total return includes distributions reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Barclays Capital U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Barclays Capital U.S. Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     Lower Dividend Tax Rates Set to Expire Unless Action Is Taken: In 2003, Congress passed the Jobs and Growth Tax Reconciliation Act (the “Act”), temporarily reducing the maximum tax rate on dividend income from almost 40 percent to 15 percent. The Act’s lower dividend tax rates were extended in 2006, but are set to expire at the end of this year unless Congress takes action. If Congress does not act to stop a dividend tax hike, the maximum tax rate on dividend income will leap from 15% to almost 40%. In addition, the recently passed health care legislation imposes an additional 3.8% Medicare tax on all investment income beginning in 2013 for households reaching a certain income threshold. This means that taxes on dividend income would reach above 43% percent for some investors. As we explain below, there are good reasons that low dividend tax rates should be preserved—they are good for investors, business, and the overall economy.

     America’s electric and natural gas utilities historically have provided a steady stream of dividends to their shareholders, many of whom seek the stable income and lower volatility those shares provide. The Edison Electric Institute and the American Gas Association, the two industry associations that represent electric and gas utilities, released a study in 2010 based on Internal Revenue Service data analyzed by a consulting group at Ernst & Young. This analysis illustrated that in 2007 (the latest year for which complete data was available) the 15-percent maximum federal tax rate on qualified dividend income benefitted a broad range of American utility shareholders, especially senior citizens who depend on utility dividends for income.

     The study revealed that 59 percent of federal tax returns with qualified dividends from direct ownership of utility stock were filed by taxpayers aged 65 or older, and 86 percent were filed by taxpayers 50 or older. The report also showed that 66 percent of those returns were from taxpayers with incomes of less than $100,000, and 38 percent from taxpayers with incomes of less than $50,000. Lower income, and especially fixed income, seniors rely on their quarterly dividend checks to help pay their bills. A significant increase in the dividend tax rate could be a financial burden on many people.

     An increase in the dividend tax rate could also create an investment climate that favors lower yielding growth stocks—those with greater potential for capital gains (and losses)—over higher dividend paying shares. Some investors would likely reduce their holdings in stocks that pay dividends in favor of other investments whose potential capital gain return would bear a lower tax burden. Such a trend could expose investors to unwanted market price risk and erode the share prices of many dividend-paying companies—the same stocks that working families, retirees, and others rely on for steady dividend income.

     Perhaps even more significant, the payment of dividends is an important way for companies to provide a return on investment to shareholders, attract new shareholders and raise capital. The utility industries are among the most capital-intensive industries. Having access to capital allows utility companies to modernize and build new generating capacity; to invest in major transmission and distribution system upgrades; and to make additional environmental and energy-efficiency improvements. Unless Congress takes action to stop a dividend tax hike, tax policy could make investors hesitant to provide financing for major new projects and disrupt utilities’ ability to implement long-term strategic plans to meet future customer requirements, and update communications networks.

     As of this writing, it appears that there is some movement toward moderating the large dividend tax change coming if no Congressional action is taken. Members of Congress, including both fiscally conservative and stimulus oriented members, are beginning to hear what investors, businesses and economists are saying about the potential economic harm that could result from higher taxes while the economic recovery is trying to gather strength. Nonetheless, Congressional concerns about the huge federal deficit and budget rules requiring offsetting revenue for expenditures and tax cuts make the extension of the dividend tax rate quite uncertain.

     Board of Directors Meeting: At the regular August 2010 Board of Directors’ meeting, the Board declared the following monthly distributions:

Cents Per Share	Record Date	Payable Date
6.5	September 30	October 12
6.5	October 29	November 10
6.5	November 30	December 10

     About Your Fund’s Distribution Policy: At the February 2008 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in August 2010. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     From 2004 to 2008, the Fund made use of realized gains offset by tax loss carryforwards to supplement its investment income. When the Fund utilizes tax loss carryforwards, distributions to shareholders derived from realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). Until 2008, the treatment of the Fund’s realized gains as ordinary income for tax purposes enabled the Fund to maintain its monthly “income only” distribution rate. In 2008, however, the Fund exhausted the tax loss carryforwards it had previously generated.

     In the absence of tax loss carryforwards, some of the Fund’s monthly distributions could be made from either realized gains and treated as taxable gains rather than ordinary income, or return of capital and not taxed. Shareholders are required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital. In 2009 there was a return of capital.

     Due to the significant market dislocation in 2008 and 2009, the Fund accumulated approximately $100 million in tax loss carryforwards as of December 31, 2009. The Fund estimates that it has not distributed more than its income and capital gains in the current year; however, a portion of your distribution for the full year may be a return of capital.

     About Your Fund—Leverage: Fund management reports quarterly to the Board about the composition of the Fund’s leverage and its contribution to the income available for distribution to common shareholders. As of June 30, 2010 the Fund’s leverage consisted of Remarketed Preferred Stock (RP) in the amount of $200 million, Auction Preferred Stock (APS) in the amount of $200 million, and debt in the amount of $600 million. On that date the total amount of leverage constituted approximately 39% of the Fund’s total assets.

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. Currently and historically, the term structure of interest rates is upward sloping (longer-term rates are higher than shorter-term rates). As a result, leverage is making a significant contribution to the earnings of the Fund. The use of leverage also can make the Fund’s share price more volatile than it would be otherwise.

     Early in 2008 disruptions in the short-term fixed income markets resulted in failures in the periodic auctions and remarketings of all closed-end funds’ preferred shares, including the preferred shares of your Fund. After reviewing options for resolving preferred share illiquidity, in March 2009 management arranged a $1 billion credit facility with a commercial bank. Subsequently, the Fund utilized the credit facility to redeem $300 million of RP and $300 million of APS.

     Fund management is continuing to pursue the goal of ultimately redeeming the preferred stock that remains outstanding in a manner consistent with the interests of all shareholders, is long-term oriented, and would not lead to restrictions in the Fund’s investment process or reduce the pool of investment alternatives. The Fund is limited in its ability to use debt to refinance all of its outstanding preferred stock because of the asset coverage requirements of the 1940 Act and related SEC rules, and by guidelines established by the rating agencies as a condition of maintaining the AAA rating of the preferred stock. Accordingly, the exact timing of any share redemptions is uncertain, and it is unlikely that all of the Fund’s outstanding preferred stock will be retired in the near future. The Fund will announce any redemption through press releases and postings to its website.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service—The Fund has a distribution reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
June 30, 2010

COMMON STOCKS—108.3%
		Value (Note 1)
Shares	Description
	■ ELECTRIC, GAS AND WATER—85.6%
500,000	AGL Resources Inc.	$17,910,000
1,500,000	Alliant Energy Corp.	47,610,000
1,500,000	American Water Works Co., Inc.	30,900,000
1,000,000	Atmos Energy Corp.(a)(b)	27,040,000
2,000,000	CMS Energy Corp.	29,300,000
3,071,300	CenterPoint Energy Inc.(a)	40,418,308
1,100,000	DPL Inc.	26,290,000
1,400,000	Dominion Resources, Inc.(a)(b)	54,236,000
800,000	Enbridge Inc. (Canada)	37,280,000
850,000	Entergy Corp.(a)(b)	60,877,000
1,185,000	FirstEnergy Corp.(a)(b)	41,747,550
500,000	Great Plains Energy Inc.	8,510,000
188,673	National Grid PLC ADR (United Kingdom)	6,948,827
675,714	National Grid PLC (United Kingdom)	4,963,691
1,505,000	NextEra Energy, Inc.(a)(b)	73,383,800
2,000,000	Northeast Utilities Inc.(a)(b)	50,960,000
800,000	Northwest Natural Gas Co.(a)(b)	34,856,000
1,237,200	NSTAR(a)	43,302,000
2,400,000	NV Energy, Inc.	28,344,000
800,000	ONEOK, Inc.	34,600,000
2,000,000	Pepco Holdings Inc.	31,360,000
1,000,000	Piedmont Natural Gas Co. .	25,300,000
1,500,000	Pinnacle West Capital Corp.(a)(b)	54,540,000
1,296,700	Progress Energy Inc.(a)(b)	50,856,574
1,800,000	Public Service Enterprise Group Inc.(a)(b)	56,394,000
1,000,000	Sempra Energy(a)(b)	46,790,000
1,500,000	Southern Co.(a)	49,920,000
1,015,000	Spectra Energy Corp.	20,371,050
3,000,000	TECO Energy Inc.(a)(b)	45,210,000
1,000,000	TransCanada Corp. (Canada)(a)	33,430,000
1,500,000	Vectren Corp.(a)	35,490,000
1,000,000	WGL Holdings Inc.	34,030,000

1,750,000	Westar Energy Inc.	37,817,500
1,000,000	The Williams Companies, Inc.	18,280,000
500,000	Wisconsin Energy Corp.	25,370,000
3,000,000	Xcel Energy Inc.(a)(b)	61,830,000

		1,326,466,300

	■ TELECOMMUNICATION—22.7%
2,508,260	AT&T Inc.(a)(b)	60,674,809
1,200,000	CenturyLink Inc.(a)(b)	39,972,000
1,000,000	France Telecom SA (France)	17,497,700
3,000,000	Frontier Communications Corp.	21,330,000
998,000	SES (Luxembourg)	20,922,240
68,400	Swisscom AG (Switzerland)	23,272,555
8,400,000	Telstra Corp. Ltd. (Australia)	23,058,951
757,900	Telus Corp. (Canada)	28,649,925
2,160,028	Verizon Communications Inc.(a)(b)	60,523,985
1,121,640	Vodafone Group PLC ADR (United Kingdom)
3,128,360	Windstream Corp.	33,035,482

		352,121,946

	Total Common Stocks
	(Cost—$1,743,800,949)	1,678,588,246

PREFERRED STOCKS—8.9%

	■ UTILITY—1.3%
220,000	Southern California Edison
	6 1/8% Perpetual	20,521,886

		20,521,886
	■ NON-UTILITY—7.6%
710,432	AMB Property Corp.
	7% Series O Perpetual	17,050,368
650,000	Duke Realty Corp.
	6.95% Series M Perpetual	14,059,500
605,000	Kimco Realty Corp.
	7 3/4% Series G Perpetual	15,385,150

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2010

Shares	Description	Value (Note 1)
900,000	Public Storage Inc.
	7 1/4% Series I Perpetual	$22,734,000
600,000	Realty Income Corp.
	7 3/8% Series D Perpetual(a)	15,456,000
660,000	UDR, Inc.
	6 3/4% Series G Perpetual	15,199,800
200,000	Vornado Realty Trust
	7% Series E Perpetual	4,662,000
234,900	Vornado Realty Trust
	6 5/8% Series G Perpetual	5,008,068
350,000	Vornado Realty Trust
	6 5/8% Series I Perpetual	7,511,000

		117,065,886

	Total Preferred Stocks
	(Cost—$144,060,989)	137,587,772

BONDS—45.0%

Par Value	Description	Value (Note 1)
	■ ELECTRIC AND GAS—23.5%
$10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11(a)	$10,294,370
15,000,000	American Water Capital Corp.
	6.59% due 10/15/37	16,818,405
22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	25,112,340
5,000,000	Atmos Energy Corp.
	7 3/8%, due 5/15/11	5,248,520
8,950,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19	11,248,539
11,000,000	Cleveland Electric Illuminating Co.
	8 7/8%, due 11/15/18(a)	14,052,742
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	10,579,300
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27(a)	25,449,720
9,676,000	EQT Corp.
	8 1/8%, due 6/01/19	11,382,382

5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	5,033,505
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)	23,625,780
13,512,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15	16,609,342
10,242,000	Indiana Michigan Power Co.
	6 3/8%, due 11/01/12	11,210,443
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10(a)	21,507,339
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,042,400
10,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)	12,169,990
15,200,000	National Rural Utilities Cooperative Finance Corp.
	7 1/4%, due 3/01/12	16,668,183
15,123,000	Oncor Electric Delivery Co. LLC
	6 3/8%, due 5/01/12	16,335,350
11,000,000	ONEOK, Inc.
	6%, due 6/15/35	10,371,405
4,500,000	ONEOK Partners, LP
	6.15%, due 10/01/16	5,056,708
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	9,551,181
14,000,000	Progress Energy Inc.
	7.05%, due 3/15/19	16,540,132
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11(a)	25,970,100
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	7,153,630
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	9,413,860
9,140,000	TransCanada PipeLines Ltd. (Canada)
	7 1/8%, due 1/15/19	11,109,999
8,880,000	Williams Partners, LP
	7 1/4%, due 2/01/17	10,080,736

		364,636,401

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2010

Par Value	Description	Value (Note 1)
	■ TELECOMMUNICATION—19.8%
$14,913,000	AT&T Wireless Services Inc.
	7 7/8%, due 3/01/11	$15,593,987
10,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	11,189,940
10,000,000	Alltel Corp.
	7%, due 7/01/12	11,047,110
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30(a)	12,257,400
22,000,000	British Telecom PLC (United Kingdom)
	9 3/8%, due 12/15/10(a)	22,752,928
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	15,287,370
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28(a)	14,005,155
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	10,275,593
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11(a)	24,146,567
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30(a)	19,640,895
10,311,000	Rogers Wireless Inc. (Canada)
	7 1/2%, due 3/15/15	12,304,498
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	12,306,740
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	5,571,140

5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	6,315,689
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36(a)	31,034,816
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	11,643,842
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	6,161,325
11,948,000	Telus Corp. (Canada)
	8%, due 6/01/11	12,665,812
23,304,000	Time Warner Cable Inc.
	7 1/2%, due 4/01/14	27,076,824
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30(a)	19,315,325
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	6,029,925

		306,622,881
	■ NON-UTILITY—1.7%
14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11(a)	15,302,104
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	10,854,536

		26,156,640

	Total Bonds
	(Cost—$661,227,954)	697,415,922

TOTAL INVESTMENTS—162.2% (Cost—$2,549,089,892)	2,513,591,940

COMMITTED FACILITY AGREEMENT—(38.7%)	(600,000,000)

OTHER ASSETS LESS LIABILITIES—(10.6%)	(163,543,376)

AUCTION PREFERRED STOCK—(12.9%)	(200,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$1,550,048,564

(a)	All or a portion of this security has been segregated and made available for loan.

(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at June 30, 2010.

	Level 1	Level 2
Common stocks	$1,678,588,246	—
Preferred stocks	137,587,772	—
Bonds	—	$697,415,922

Total	$1,816,176,018	$697,415,922

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2010

ASSETS:
Investments at value (cost $2,549,089,892) including $531,083,294 of securities loaned	$2,513,591,940
Cash	37,161,040
Receivables:
Interest	13,213,367
Dividends	6,284,186
Securities lending income	1,487
Prepaid expenses	171,289

Total Assets	$2,570,423,309

LIABILITIES:
Due to Adviser (Note 2)	3,652,014
Due to Administrator (Note 2)	917,389
Loan payable (Note 7)	600,000,000
Dividends payable on common stock	15,415,947
Interest payable on remarketed preferred stock	58,499
Dividends payable on auction preferred stock	39,475
Accrued expenses	291,421
Remarketed preferred stock (2,000 shares issued and outstanding; liquidation
preference $100,000 per share)(Note 5)	200,000,000

Total Liabilities	820,374,745

Auction preferred stock (8,000 shares issued and outstanding; liquidation
preference $25,000 per share)(Note 5)	200,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$1,550,048,564

CAPITAL:
Common stock ($.001 par value; 300,000,000 shares authorized and
237,168,414 shares issued and outstanding)	$237,168
Paid-in surplus	1,701,745,611
Accumulated net realized loss on investments	(78,390,006)
Distributions in excess of net investment income	(38,030,291)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	(35,513,918)

Net assets applicable to common stock (equivalent to $6.54 per share based
on 237,168,414 shares outstanding)	$1,550,048,564

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
For the six months ended June 30, 2010

INVESTMENT INCOME:
Interest	$19,171,131
Dividends (less withholding tax of $1,008,277)	54,317,180
Securities lending income, net	132,068

Total investment income	73,620,379

EXPENSES:
Management fees (Note 2)	7,282,925
Interest expense and fees (Note 7)	6,347,445
Administrative fees (Note 2)	1,828,503
Remarketed preferred stock interest expense (Note 5)	314,759
Shareholder reports and postage	450,000
Remarketing agent fees—remarketed preferred stock	150,833
Broker-dealer commissions—auction preferred stock	150,833
Directors’ fees (Note 2)	189,500
Professional fees	283,750
Transfer agent fees	226,250
Custodian fees	233,100
Other expenses	264,409

Total expenses	17,722,307

Net investment income	55,898,072

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	46,005,653
Net change in unrealized appreciation (depreciation) on investments and
foreign currency translation	(176,265,643)

Net realized and unrealized gain (loss)	(130,259,990)

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(1,510,506)

Total distributions	(1,510,506)

Net decrease in net assets applicable to common stock resulting from operations	$(75,872,424)

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2010 (UNAUDITED)	For the year ended December 31, 2009
FROM OPERATIONS:
Net investment income	$55,898,072	$106,626,542
Net realized gain (loss) on investments	46,005,653	(100,273,457)
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	(176,265,643)	327,291,247
Distributions on auction preferred stock from net investment income	(1,510,506)	(4,567,203)

Net increase (decrease) in net assets applicable to common stock
resulting from operations	(75,872,424)	329,077,129

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(92,219,057)	(124,991,307)
From net realized gains on investment transactions (Note 4)	—	—
From return of capital (Note 4)	—	(57,345,712)

Total distributions to common stockholders	(92,219,057)	(182,337,019)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment
of 1,699,941 shares and 2,684,918 shares, respectively	14,740,307	28,798,458
Offering cost incurred in the 2006 sale of shares of auction
preferred stock	—	(120,000)

Net increase in net assets derived from capital share transactions	14,740,307	28,678,458

Total increase (decrease)	(153,351,174)	175,418,568

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	1,703,399,738	1,527,981,170

End of period (including distributions in excess of net investment
income of $38,030,291 and $44,909,916, respectively)	$1,550,048,564	$1,703,399,738

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the six months ended June 30, 2010

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$23,939,565
Income dividends received	54,330,599
Securities lending income, net	131,855
Interest paid on note	(4,351,467)
Expenses paid including distributions on remarketed preferred stock	(15,383,836)
Purchase of investment securities	(328,755,803)
Proceeds from sale/redemption of investment securities	347,021,095

Net cash provided by operating activities		$76,932,008

Cash flows provided by (used in) financing activities:
Dividends paid	(92,108,560)
Proceeds from issuance of common stock under dividend
reinvestment plan	14,740,307

Net cash used in financing activities		(77,368,253)

Net decrease in cash and cash equivalents		(436,245)

Cash and cash equivalents—beginning of period		37,597,285

Cash and cash equivalents—end of period		$37,161,040

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations		$(75,872,424)
Purchase of investment securities	(328,755,803)
Proceeds from sale/redemption of investment securities	347,021,095
Net realized gain on investments	(46,005,653)
Net change in unrealized appreciation (depreciation) on investments	176,265,643
Amortization of premiums and discounts on debt securities	4,939,959
Increase in interest receivable	(171,525)
Decrease in dividends receivable	13,419
Decrease in accrued expenses	(502,491)
Increase in other receivable	(212)

Total adjustments		152,804,432

Net cash provided by operating activities		$76,932,008

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

For the six months ended June 30, 2010 (UNAUDITED)		For the year ended December 31,
		2009	2008	2007	2006	2005
Net asset value:
Beginning of period	$7.23	$6.60	$10.19	$10.00	$8.51	$8.75

Net investment income	0.27	0.50	0.45	0.48	0.47	0.41
Net realized gain (loss)
and change in unrealized
appreciation/(depreciation)
on investments	(0.56)	0.93	(3.18)	0.61	1.89	0.14
Dividends on auction
preferred stock from net
investment income	(0.01)	(0.02)	(0.06)	(0.12)	(0.07)	—
Dividends on auction
preferred stock from
net realized gains on
investment transactions	—	—	(0.02)	—	—	—

Total from investment
operations applicable
to common stock	(0.30)	1.41	(2.81)	0.97	2.29	0.55
Dividends on common
stock from and in
excess of net
investment income	(0.39)	(0.54)	(0.53)	(0.78)	(0.78)	(0.75)
Dividends on common
stock from net realized
gains on investment
transactions	—	—	(0.25)	—	—	—
Return of capital	—	(0.24)	—	—	—	(0.04)

Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.79)
Auction preferred stock
offering costs	—	—	—	—	(0.02)	—

Net asset value:
End of period	$6.54	$7.23	$6.60	$10.19	$10.00	$8.51

Per share market value:
End of period	$8.97	$8.95	$6.15	$10.59	$10.82	$10.39
Ratio of expenses to
average net assets
applicable to
common stock	2.20%*	2.49%	2.46%	2.26%	2.40%	2.24%
Ratio of net investment
income to average
net assets applicable
to common stock	6.95%*	7.14%	5.11%	4.43%	5.02%	4.51%
Total investment return
on market value (1)	4.79%	61.41%	(36.54%)	5.47%	12.50%	(6.16%)
Net asset value	(4.35%)	23.96%	(28.55%)	10.02%	28.11%	6.28%
total return (2)
Portfolio turnover rate	12.74%	17.88%	15.38%	22.34%	29.60%	27.99%
Net assets applicable to
common stock, end of
period (000’s omitted)	$1,550,049	$1,703,400	$1,527,981	$2,331,774	$2,264,202	$1,904,207

*	Annualized

(1)	Total investment return assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan.

(2)	Net asset value total return assumes a purchase of common stock at the net asset value on the first day and a sale at the current net asset value on the last day of each period shown in the table and assumes reinvestment of dividends at the net asset value on each valuation date for each dividend reinvested under the terms of the Fund’s dividend reinvestment plan.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
June 30, 2010

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates market value.

     (b) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2009, the Fund had tax capital loss carryforwards of $100,820,187 which will expire in 2017. These capital loss carryforwards will be reduced by future realized gains whether or not distributed. (See Note 4). At December 31, 2009, on a tax basis, the Fund had undistributed ordinary income of $0 and undistributed long term capital gains of $0 and based on a $2,567,571,369 tax cost of investments, gross unrealized appreciation of $215,591,538 and unrealized depreciation of $116,131,200. The difference between the book basis and tax basis of distributable earnings and cost of investments is primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2009 are subject to such review.

     (c) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (d) Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2010

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (f) The Fund adopted an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, LLC. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and .50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of Average Weekly Managed Assets up to $100 million, .20% of Average Weekly Managed Assets from $100 million to $1 billion, and .10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage). The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meeting of the board or committees of the board attended. Total fees paid to directors for the six months ended June 30, 2010 were $278,781.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2010

accepted accounting principles. During 2008, ordinary income distributions for federal income tax purposes included distributions from realized gains, until the Fund utilized all of its tax capital loss carryforwards. Subsequent to the use of all capital loss carryforwards, a portion of the Fund’s 2008 distributions was from capital gains.

     The tax character of Fund distributions to common shareholders in 2009 and 2008 was comprised of the following components:

     2009: Ordinary income — $124,991,307 and return of capital — $57,345,712
     2008: Ordinary income — $121,722,236 and long-term capital gains — $57,963,518

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2010, the following reclassifications were recorded:

Accumulated net realized loss on investments	Distributions in excess of net investment income
$(11,819,584)	$11,819,584

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the year ended December 31, 2009, the Fund redeemed $600,000,000 of its outstanding preferred shares. All shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends.

     The 2,000 shares of RP outstanding on June 30, 2010 consist of two series, 1,000 shares each of Series D and Series E. The 8,000 shares of APS outstanding on June 30, 2010 consist of 4,000 shares each of Series TH and Series F.

     Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Beginning in mid-February 2008, the remarketings and auctions for the RP and APS have experienced successive failures as a result of general dislocations affecting the auction rate securities markets. A failed remarketing or auction occurs when there are more sellers of RP or APS than buyers. The result is that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. These maximum dividend rates ranged from 0.18% to 0.63% for the RP and 1.46% to 1.58% for the APS during the six months ended June 30, 2010. A failed remarketing or auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its preferred stock. It is impossible to predict how long this imbalance will last. A successful remarketing or auction of the Fund’s preferred stock may not occur for a long period of time, if ever. Even if the RP and APS markets become

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2010

more liquid, the holders of the Fund’s preferred stock may not have the amount of liquidity they desire or the ability to sell the RP and APS at par.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain; therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series D—December 22, 2021; and Series E—December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to 1/4 vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of 1/4 vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

(6) INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2010 purchases and sales of investment securities (excluding short-term securities) were $328,755,804 and $347,021,095 respectively.

(7) BORROWINGS:

     On March 9, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $1,000,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). The Fund also incurred a one time arrangement fee that was paid in six equal installments based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2010 were $2,011,111 and are included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the six months ended June 30, 2010, the average daily borrowings under the Facility and the weighted daily average interest rate were $600,000,000 and 1.44%, respectively. As of June 30, 2010, the amount of such outstanding borrowings was $600,000,000. The interest rate applicable to the borrowing on June 30, 2010 was 1.63%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The Fund can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2010, Hypothecated Securities under the Credit Facility had a market value of $1,249,883,347 and Rehypothecated Securities had a market value of $531,083,294.

Approval of Investment Advisory Agreement
(UNAUDITED)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on February 22, 2010. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder who requests it.

     The Contracts Committee, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement for a one-year term ending April 30, 2011, as well as the Board’s decision to recommend that the Fund’s shareholders approve an amended and restated investment advisory agreement for a term ending April 30, 2012.

     In the course of the Contracts Committee’s annual review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of two types of preferred stock, borrowings under a credit facility and the lending of portfolio securities, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

     Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized a report from Lipper, a recognized provider of independent mutual fund analysis and information. As reported by Lipper and indicated in the table below, the Fund’s net asset value (“NAV”) total return ranked in the top quartile of all closed-end equity funds categorized by Lipper as income and preferred stock funds for the 3-, 5-, and 10-year periods ended December 31, 2009.

Performance	1 year	3 years	5 years	10 years
Cumulative NAV return	23.84%	–2.88%	32.48%	105.65%
Annualized NAV return	23.84%	–0.97%	5.79%	7.48%
Income only annualized NAV return	10.56%	8.84%	8.98%	9.12%
Lipper peer group quartile ranking	4th	1st	1st	1st

     Historically, Lipper awarded “Performance Achievement Certificates” to funds that achieve the highest NAV total returns in their respective investment categories over a variety of time periods. The Contracts Committee noted that Lipper had awarded “Performance Achievement Certificates” to the Fund for ranking first in its investment category for both the 5- and 10-year periods ended December 31, 2007 and 2008. Although Lipper discontinued awarding “Certificates” in 2009, the Fund again had the highest NAV total return in its investment category for the 5- and 10-year periods ended December 31, 2009.

     The Contracts Committee also considered that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. The table below shows the percentage of the Fund’s distributions over recent time periods ended December 31, 2009 that was attributable to investment income, capital gains and return of capital for tax purposes.

Fund Distributions	1 year*	3 years	5 years	10 years
Investment income	66%	78%	86%	93%
Capital gains	—	11%	7%	3%
Return of capital	34%	11%	7%	4%

*	Does not include the dividend declared in December 2009 and payable in January 2010.

     Additionally, the Contracts Committee considered the fact that since 1990, shares of the Fund have traded at a premium to net asset value 95% of the time even though shares of most closed-end funds trade at a discount to net asset value as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Fiduciary Services, an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The Contracts Committee noted that many of the other funds in the comparison group were established relatively recently, and benefited from waivers of advisory fees by their sponsors. The Contracts Committee’s view is that gross fees provide a more useful comparison because waivers tend to be associated with the launch of new funds and can be expected to be of short duration. The Fund’s fees, while higher than the comparison group median when waivers were included, were lower than the median when waivers were excluded. The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks slightly above the median. The advisory fee structure for the Adviser’s other investment company clients ranges from 32 basis points to 50 basis points, although the Contracts Committee noted that none of those other investment company clients have strategies that include both an equity and fixed-income component, as does the Fund. The advisory fee structure for the Adviser’s institutional separately managed accounts ranges from 10 basis points for passively managed equity accounts to 85 basis points for actively managed specialized real estate securities accounts. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to institutional accounts. Specifically, in providing services to the Fund, the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful.

     Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser had completely phased out the use of third-party soft dollar arrangements.

     Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2011. In addition, based on its conclusion that the Adviser’s compensation should accurately reflect the full size and scope of the Fund’s portfolio, the Contracts Committee recommended to the full Board that an amended and restated investment advisory agreement be recommended for approval by the shareholders, in order to clarify that the asset base used to calculate the Adviser’s management fee shall include all assets attributable to financial leverage. Finally, the Contracts Committee concluded that in order to compensate the Adviser fairly for the investment advisory services it had provided with respect to all of the Fund’s managed assets during the period since the Fund began to replace its preferred stock with borrowings under the credit facility, it was fair and reasonable for the amended and restated investment advisory agreement to apply the revised fee calculation retroactively, effective as of March 24, 2009, which was the date on which the Fund began to replace preferred stock leverage with borrowings under the credit facility.

     On February 23, 2010, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the independent directors voting separately, accepted the Contracts Committee’s recommendations and unanimously (i) approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2011, and (ii) recommended that the Fund’s shareholders approve an amended advisory agreement for a term ending April 30, 2012, clarifying that the asset base used to calculate the Adviser’s management fee will include all assets attributable to financial leverage and making that revised management fee calculation retroactive to March 24, 2009, the date on which the Fund initiated borrowings under the credit facility. The amended and restated investment advisory agreement became effective on May 5, 2010, after being approved at the annual meeting of shareholders by the affirmative vote of the holders of a majority of the outstanding shares of the Fund (as defined in the 1940 Act).

Information about Proxy Voting by the Fund—(UNAUDITED)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings—(UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available, without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com.

Annual Meeting Proxy Results—(UNAUDITED)

     The Annual Meeting of Shareholders of the Fund was held on May 5, 2010. The description of each matter voted upon and the number of shares voted at the Annual Meeting is as follows:

	For	Withheld	Abstain
1. Election of Directors*
Directors elected by the holders of the Fund’s common stock:
Philip R. McLoughlin	161,377,881	5,961,875
Nathan I. Partain	161,540,595	5,799,161
Director elected by the holders of the Fund’s preferred stock:
Robert J. Genetski	3,270	63

*	Directors whose term of office continued beyond this meeting are Stewart E. Conner, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

2. Consideration of an Amendment to the Fund’s Articles of Amendment and Restatement to Increase the Number of Authorized Shares of Common Stock

	For	Withheld	Abstain
Common stock votes	149,707,545	13,476,041	4,156,172
Preferred stock votes	3,175	143	15

3. Consideration of an Amended and Restated Investment Advisory Agreement, Which Includes a Retroactive Payment to the Adviser for Its Management Since March 24, 2009 of Fund Assets Derived From Borrowings Under the Fund’s Credit Facility

	For	Withheld	Abstain
Common stock votes	112,700,875	14,070,128	5,279,382
Preferred stock votes	1,282	78	0

Board of Directors	DNP Select
Income Fund Inc.
DAVID J. VITALE
Chairman	Common stock listed on the New York
Stock Exchange under the symbol DNP
NANCY LAMPTON
Vice Chairperson	200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
STEWART E. CONNER	(312) 368-5510

ROBERT J. GENETSKI	Shareholder inquiries please contact:

PHILIP R. MCLOUGHLIN	Transfer Agent,
Dividend Disbursing
GERALDINE M. MCNAMARA	Agent and Custodian

EILEEN A. MORAN	BNY Mellon
Shareowner Services
NATHAN I. PARTAIN, CFA	480 Washington Blvd.
Jersey City, New Jersey 07310
CHRISTIAN H. POINDEXTER	(877) 381-2537

CARL F. POLLARD	Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, Illinois 60606
Officers	(312) 368-5510

NATHAN I. PARTAIN, CFA	Administrator
President, Chief Executive Officer and
Chief Investment Officer	J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
T. BROOKS BEITTEL, CFA	Louisville, Kentucky 40202
Senior Vice President and Secretary	(888) 878-7845

JOSEPH C. CURRY, JR.	Legal Counsel
Senior Vice President and Treasurer
Mayer Brown LLP
DIANNA P. WENGLER	71 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ALAN M. MEDER, CFA, CPA	Independent Registered Public Accounting Firm
Assistant Treasurer and Assistant Secretary
Ernst & Young LLP
JOYCE B. RIEGEL	233 South Wacker Drive
Chief Compliance Officer	Chicago, Illinois 60606

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b) (15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 5, 2010) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	August 20, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer

Date	August 20, 2010

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR.

Joseph C. Curry, Jr.
Senior Vice President and Treasurer (principal financial officer)

Date	August 20, 2010

* Print the name and title of each signing officer under his or her signature.